Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2009 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
Altius Associates LLC	Delaware
AMN Advisors, LLC	Delaware
Axios Holdings S.à.r.l.	Luxembourg
BCA IV-NQ L.L.C.	Delaware
BCCA I - NQ L.L.C.	Delaware
BCLO Advisors L.L.C.	Delaware
BCOM Side-by-Side GP LLC	Delaware
BCP IV GP LLC	Delaware
BCP IV Side-By-Side GP LLC	Delaware
BCP SGP IV GP LLC	Delaware
BCP V GP LLC	Delaware
BCP V Side-by-Side GP LLC	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP V-NQ GP LLC	Delaware
BDA Funding L.P.	Delaware
BG(HK) L Holdings L.L.C.	Delaware
BGAL Holdings L.L.C.	Delaware
Blackstone / GSO Capital Solutions Associates LLC	Delaware
Blackstone / GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Services L.L.C.	Delaware
Blackstone Advisory Services L.P.	Delaware
Blackstone Alternative Asset Management Associates L.L.C.	Delaware
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Altius Advisors LLC (Cayman)	Cayman
Blackstone Altius Advisors LLC (BX)	Delaware
Blackstone Altius Advisors LLC (US)	Delaware
Blackstone Altius Associates LLC	Delaware
Blackstone Altius L/S Associates LLC (BX)	Delaware
Blackstone Asia Advisors L.L.C.	Delaware
Blackstone Asia Opportunities Associates L.L.C.	Delaware
Blackstone Capital Associates IV-NQ L.P.	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone Capital Commitment Partners IV - NQ L.P.	Delaware
Blackstone Cleantech Venture Advisors L.L.C.	Delaware
Blackstone Cleantech Venture Associates L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications Capital Associates I-NQ L.P.	Delaware
Blackstone Communications Capital Commitment Partners I-NQ L.P.	Delaware
Blackstone Communications FCC L.L.C.	Delaware
Blackstone Communications GP LLC	Delaware
Blackstone Communications Management Associates (Cayman) L.P.	Cayman
Blackstone Communications Management Associates FCC L.L.C.	Delaware
Blackstone Communications Management Associates I - NQ L.L.C.	Delaware
Blackstone Communications Management Associates I L.L.C.	Delaware

Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman
Blackstone Credit Liquidity Associates L.P.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Debt Orig Assoc L.L.C.	Delaware
Blackstone Debt Origination LP	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Associates L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Holdings L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone DO Associates L.L.C.	Delaware
Blackstone Family Communications FCC-NQ L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family GP L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) IV L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) V-NQ LP	Cayman
Blackstone Family Investment Partnership FCC - NQ L.P.	Delaware
Blackstone Family Investment Partnership FCC L.L.C.	Delaware
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Family Investment Partnership IV L.P.	Delaware
Blackstone Family Investment Partnership SGP (Cayman) IV L.P.	Cayman
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone FC Capital Associates IV L.P.	Delaware
Blackstone FC Capital Commitment Partners IV L.P.	Delaware
Blackstone FC Communications Capital Associates I L.P.	Delaware
Blackstone FC Communications Capital Commitment Partners L.P.	Delaware
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman
Blackstone FI Communications Associates (Cayman) Ltd.	Cayman
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman
Blackstone Financial Services Inc. (trademark)	Delaware
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Ltd - Paris	France
Blackstone Group Limited Partner L.L.C.	Delaware
Blackstone Group Management L.L.C.	Delaware

Blackstone Group Real Estate Holdings International (Alberta) L.P.	Alberta
Blackstone Group Real Estate Holdings International (Alberta) L.P. IV	Alberta
Blackstone Holdings Finance Co LLC	Delaware
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings I/II Limited Partner Inc.	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III GP L.P.	Delaware
Blackstone Holdings III GP Limited Partner L.L.C.	Delaware
Blackstone Holdings III GP Management L.L.C.	Delaware
Blackstone Holdings III L.P. (Quebec SEC)	Quebec
Blackstone Holdings IV GP L.P. (Quebec SEC)	Quebec
Blackstone Holdings IV GP Limited Partner L.L.C.	Delaware
Blackstone Holdings IV GP Management (Delaware) L.P.	Delaware
Blackstone Holdings IV GP Management L.L.C.	Delaware
Blackstone Holdings IV L.P. (Quebec SEC)	Quebec
Blackstone Intermediate Funding L.P.	Delaware
Blackstone Kailix Advisors L.L.C.	Delaware
Blackstone Kailix Associates L.L.C.	Delaware
Blackstone Korea Advisors LLC	Korea
Blackstone Korea Advisors Ltd	Korea
Blackstone L/S Advisors L.L.C.	Delaware
Blackstone L/S Associates L.L.C.	Delaware
Blackstone LR Associates (Cayman) IV Ltd.	Cayman
Blackstone LR Associates (Cayman) V Ltd.	Cayman
Blackstone LR Associates (Cayman) V-NQ Ltd.	Cayman
Blackstone Management Associates (Cayman) IV L.P.	Cayman
Blackstone Management Associates (Cayman) V L.P.	Cayman
Blackstone Management Associates (Cayman) V-NQ LLC	Cayman
Blackstone Management Associates IV FCC L.L.C.	Delaware
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates IV-NQ L.L.C.	Delaware
Blackstone Management Associates V LLC	Delaware
Blackstone Management Associates V USS LLC	Delaware
Blackstone Management Partners GP L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Mezzanine Advisors II L.P.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP LLC	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware

Blackstone Participation Partners Cayman IV L.P.	Cayman
Blackstone Participation Partners Cayman V L.P.	Cayman
Blackstone Participation Partners FCC - NQ LP	Delaware
Blackstone Participation Partners FCC L.P.	Delaware
Blackstone Participation Partners IV L.P.	Delaware
Blackstone Participation Partners USS V L.P.	Delaware
Blackstone Participation Partners V L.P.	Delaware
Blackstone Participation Partnership (Cayman) V-NQ LP	Cayman
Blackstone Partners L.L.C.	Delaware
Blackstone PB I L.L.C.	Delaware
Blackstone PB II L.L.C.	Delaware
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management S.Ã.R.L.	France
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman
Blackstone Real Estate (Cayman) V Ltd.	Cayman
Blackstone Real Estate (Cayman) VI - Q Ltd.	Cayman
Blackstone Real Estate (Cayman) VI Ltd.	Cayman
Blackstone Real Estate Advisors Europe L.P.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
Blackstone Real Estate Advisors VI L.P.	Delaware
Blackstone Real Estate Associates (Alberta) IV L.P.	Alberta
Blackstone Real Estate Associates (Offshore) V L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VI - Q L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VI L.P.	Alberta
Blackstone Real Estate Associates Europe (Delaware) III - NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Delaware
Blackstone Real Estate Associates Europe III - NQ L.P.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Delaware
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Associates International II L.P.	Delaware
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates IV - NQ L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V - NQ L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI - NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate CMBS Associates LLC	Delaware
Blackstone Real Estate Europe (Cayman) III - NQ Ltd.	Cayman
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman
Blackstone Real Estate Europe Limited	United Kingdom
Blackstone Real Estate France SAS	France
Blackstone Real Estate Holdings Europe III - NQ L.P.	Alberta

Blackstone Real Estate Holdings Europe III L.P.	Alberta
Blackstone Real Estate Holdings II L.P.	Delaware
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings International - A L.P.	Alberta
Blackstone Real Estate Holdings International II - Q L.P.	Alberta
Blackstone Real Estate Holdings International II L.P.	Alberta
Blackstone Real Estate Holdings IV - NQ L.P.	Delaware
Blackstone Real Estate Holdings IV (Alberta) L.P.	Alberta
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V - NQ L.P.	Delaware
Blackstone Real Estate Holdings V (Offshore) L.P.	Alberta
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ L.P.	Delaware
Blackstone Real Estate Holdings VI (Offshore) - Q L.P.	Alberta
Blackstone Real Estate Holdings VI (Offshore) L.P.	Alberta
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Management Associates Europe III - NQ L.P.	Alberta
Blackstone Real Estate Management Associates Europe III L.P.	Alberta
Blackstone Real Estate Management Associates International II L.P.	Alberta
Blackstone Real Estate Management Associates International L.P.	Alberta
Blackstone Real Estate Partners Holdings Ltd.	United Kingdom
Blackstone Real Estate Special Situations (Alberta) II GP L.P.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe (Delaware) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II-NQ LLC	Delaware
Blackstone Real Estate Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman
Blackstone Real Estate Special Situations Europe GP L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe GP L.P.	Delaware
Blackstone Real Estate Special Situations Holdings Europe L.P.	Alberta
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Management Associates Europe L.P.	Alberta
Blackstone Real Estate Special Situations Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-by-Side GP L.L.C.	Delaware
Blackstone Services Mauritius II Ltd.	Mauritius
Blackstone Services Mauritius Ltd.	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman
Blackstone SGP Participation Partners Cayman IV L.P.	Cayman
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware
Blackstone TWF Family Investment Partnership L.P.	Delaware
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMEZ Advisors II L.L.C.	Delaware

BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP LLC	Delaware
BMP II Side-by-Side GP LLC	Delaware
BMP II USS Side-by-Side GP LLC	Delaware
BMP Side-by-Side GP LLC	Delaware
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BRE Associates International (Cayman) II Ltd.	Cayman
BRE Europe Ltd	United Kingdom
BREA Connecticut Managers, L.L.C.	Delaware
BREA International (Cayman) II Ltd.	Cayman
BREA International (Cayman) Ltd.	Cayman
BREA IV - NQ L.L.C.	Delaware
BREA IV L.L.C.	Delaware
BREA Management of California L.L.C.	Delaware
BREA Management of Georgia L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA Management of New York L.L.C.	Delaware
BREA Management of Ohio L.L.C.	Delaware
BREA Property Management of California L.L.C.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Georgia Inc.	Delaware
BREA Property Management of Georgia L.L.C.	Delaware
BREA Property Management of Illinois Inc.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Maryland L.L.C.	Delaware
BREA Property Management of Massachusetts Inc.	Delaware
BREA Property Management of Massachusetts L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of New York L.L.C.	Delaware
BREA Property Management of Ohio L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA Property Management of Virginia L.L.C.	Delaware
BREA V - NQ L.L.C.	Delaware
BREA V L.L.C.	Delaware
BREA VI - N.Q. L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Delaware
BREAI II L.P.	Delaware
BRECA LLC	Delaware
BREM L.L.C.	Delaware
BREMAI II L.P.	Alberta
BREP Europe III - NQ GP L.L.C.	Delaware
BREP Europe III - NQ GP L.P.	Delaware
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware

BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP International II-Q GP L.L.C.	Delaware
BREP International II-Q GP L.P.	Delaware
BREP IV - NQ Side-by Side GP L.L.C.	Delaware
BREP IV (Offshore) GP L.L.C.	Delaware
BREP IV (Offshore) GP L.P.	Delaware
BREP IV Side-by Side GP L.L.C.	Delaware
BREP V - NQ Side-by Side GP L.L.C.	Delaware
BREP V (Offshore) GP L.L.C.	Delaware
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by Side GP L.L.C.	Delaware
BREP VI - NQ Side-by Side GP L.L.C.	Delaware
BREP VI (Offshore) GP L.L.C.	Delaware
BREP VI (Offshore) GP L.P.	Delaware
BREP VI -Q (Offshore) GP L.L.C.	Delaware
BREP VI -Q (Offshore) GP L.P.	Delaware
BREP VI Side-by Side GP - L.L.C.	Delaware
BTD CP Holdings LP	Delaware
Equity Healthcare L.L.C.	Delaware
GSO Advisor Holdings L.L.C.	Delaware
GSO Associates LLC	Delaware
GSO Capital Advisors, LLC	Delaware
GSO Capital Opportunities Associates LLC	Delaware
GSO Capital Opportunities Overseas Associates LLC	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) LP	Delaware
GSO Capital Partners (UK) LTD	United Kingdom
GSO Capital Partners International LLP	United Kingdom
GSO Capital Partners LP	Delaware
GSO Co-Investments Partners LLC	Delaware
GSO Debt Funds Management LLC	Delaware
GSO Holdings I LLC	Delaware
GSO Holdings II LLC	Delaware
GSO Holdings III LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO Legacy Overseas Associates LLC	Delaware
GSO Liquidity Associates LLC	Delaware
GSO Liquidity Overseas Associates LLC	Delaware
GSO Liquidity Overseas Associates Ltd	Cayman
GSO Origination Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master Associates LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
GSO VIPS LLC	Delaware
Kailix Advisors L.L.C.	Delaware
Kailix Associates L.L.C.	Delaware
Blackstone Market Opportunities Fund L.P.	Delaware
Park Hill Group Asia K.K.	Japan

Park Hill Group Holdings L.L.C.	Delaware
Park Hill Group Holdings Limited	United Kingdom
Park Hill Group L.L.C.	Delaware
Park Hill Real Estate Group L.L.C.	Delaware
PHG Holdings L.L.C.	Delaware
PHREG Holdings L.L.C.	Delaware
StoneCO IV Corporation	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
TBG Realty Corp.	New York
TBGHKL - Australian branch	Australia
The Asia Opportunities Fund LP	Delaware
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group (HK) Limited	Hong Kong
The Blackstone Group Deutschland GmbH	Germany
The Blackstone Group Europe Limited	United Kingdom
The Blackstone Group International (Cayman) Limited	Cayman
The Blackstone Group International Limited	United Kingdom
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Ltd.	Mauritius
The Blackstone Group Mauritius Ltd.	Mauritius
Blackstone Value Recovery Fund L.P.	Delaware